UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2025

PLUM ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	333-281144	98-1795710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2021 Fillmore St. #2089 San Francisco, California	94115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 618-1798

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	PLMKU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	PLMK	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLMKW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 8, 2025, Plum Acquisition Corp. IV (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $1,500,000 to Plum Partners IV, LLC (the “Sponsor”), the Company’s sponsor, which may be drawn down from time to time prior to the Maturity Date (as defined below) upon request by the Company. The Note does not bear interest and the principal balance will be payable on the date on which the Company consummates its initial business combination (the “Business Combination,” and such date, the “Maturity Date”). In the event the Company consummates the Business Combination, the Sponsor has the option on the Maturity Date to convert the principal outstanding under the Note into that number of ordinary shares of the post-business combination company (the “New PubCo Shares”). The number of New PubCo Shares to be received by the Sponsor in connection with such optional conversion shall be an amount determined by dividing (x) the sum of the outstanding principal amount (or portion thereof) payable to such Sponsor by (y) $10.00. The Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated July 8, 2025, issued by Plum Acquisition Corp. IV to Plum Partners IV, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2025	PLUM ACQUISITION CORP. IV

	By:	/s/ Kanishka Roy
	Name:	Kanishka Roy
	Title:	Chief Executive Officer

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